                                                                      Exhibit 99



                        FEDERAL REALTY INVESTMENT TRUST

               =================================================

                           Supplemental Information
                                March 31, 1996

               =================================================

                               TABLE OF CONTENTS

               1.  Debt Summary..............................E-2

               2.  Occupancy
                      Percentage Leased......................E-3
                      Economic Occupancy.....................E-4
                      Regional Breakdown.....................E-5

               3.  Leases Signed Analysis
                      Comparable and Non-Comparable..........E-6

               4.  Press Release.............................E-7

               5.  Glossary of Terms........................E-10


               =================================================


                         4800 Hampden Lane, Suite 500
                           Bethesda, Maryland 20814
                                 301/652-3360

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS  (EXCLUDING CAPITAL LEASES AND INTEREST RATE SWAPS)
MARCH 31, 1996

================================================================================

                                                                                                      Balance
                                                             Maturity         Rate                (in thousands)
                                                             --------         ----                --------------
Mortgages
          Barracks Road                                      06/01/98              9.77%                 $21,680
          Falls Plaza                                        06/01/98              9.77%                   4,311
          Old Keene Mill                                     06/01/98              9.77%                   7,066
          West Falls                                         06/01/98              9.77%                   4,947
          Loehmanns Plaza                                    07/21/98              9.75%                   6,477
          Federal Plaza                                      03/10/01              8.95%                  28,712
          Tysons Station                                     09/01/01             9.875%                   4,306
          Bristol                                            08/01/98              9.65%                  11,172
          Northeast                                          12/31/01      participating                   1,500
                                                                                                  --------------

                                                                                                         $90,171
                                                                                                  ==============

Notes payable
          Revolving credit facilities                                  libor + .85% to libor +1%         $56,565
          Note issued in connection with
            tenant buyout at Queen Anne Plaza                01/15/06             8.875%                   1,291
          Note issued in connection with
            aquisition of Federal Plaza                      07/01/96              8.00%                   2,978
          Note issued in connection with
            renovation of Perring Plaza                      01/31/13             10.00%                   2,906
          Note issued in connection with lease               11/13/95               none                   2,500
          Other                                               various            various                     107
                                                                                                  --------------

                                                                                                         $66,347
                                                                                                  ==============


Unsecured Public Debt
          5 1/4% Convertible subordinated                    04/30/02             5.250%                    $289
            debentures
          5 1/4% Convertible subordinated                    10/28/03             5.250%                  75,000
            debentures
          8 7/8% Notes (fixed)                               01/15/00             8.875%                  75,000
          8 7/8% Notes (fixed) *                             01/15/00             7.530%                  25,000
          8% Notes (fixed)                                   04/21/02             8.000%                  25,000
          6 5/8% Notes (fixed)                               12/01/05             6.625%                  40,000
                                                                                                  --------------

                                                                                                        $240,280
                                                                                                  ==============

                                                        Total fixed rate debt                           $338,742        85.37%

                                                        Total variable rate debt                          58,065        14.63%
                                                                                                  --------------   -----------

                                                        Total debt                                      $398,807       100.00%
                                                                                                  ==============   ===========


                                                        Weighted average interest rate:
                                                        -----------------------------------
                                                          Fixed rate debt                                  7.79%
                                                          Variable on revolving facilitie                  6.80% **



* The Trust purchased an interest rate swap on $25 million which was sold for $1.5 million, thereby decreasing the effective interest rate.

** Weighted average interest rate on revolving credit facilities for three months ended March 31, 1996.

Federal Realty Investment Trust
Percentage Leased Analysis
March 31, 1996

===============================================================================

         Overall Occupancy
   (Quarter to Quarter Analysis)                      March 31, 1996                             March 31, 1995
                                         -----------------------------------------   ----------------------------------------
              Type                           Size         Leased       Occupancy        Size          Leased      Occupancy
- -------------------------------------    ------------  ------------  -------------   ------------  ------------  ------------
Retail Properties (square feet)           12,480,181    11,796,821         95%         11,199,906   10,482,104       94%
Rollingwood Apartments (# of units)          282           274             97%            282          281           99%

        Overall Occupancy
       (Rolling 12 Months)                          March 31, 1996                            December 31, 1995
                                       -----------------------------------------   ----------------------------------------
              Type                         Size         Leased       Occupancy         Size         Leased      Occupancy
- ------------------------------------   ------------  ------------  -------------   ------------  ------------  ------------
Retail Properties (square feet)         12,480,181     11,796,821       95%         12,455,447    11,888,230       95%
Rollingwood Apartments (# of units)        282            274           97%            282           271           96%

        Overall Occupancy
       (Rolling 12 Months)                         September 30, 1995                           June 30, 1995
                                       -----------------------------------------   ----------------------------------------
              Type                         Size         Leased       Occupancy         Size         Leased      Occupancy
- ------------------------------------   ------------  ------------  -------------   ------------  ------------  ------------
Retail Properties (square feet)         12,031,774     11,376,676       95%         11,725,082    10,976,997       94%
Rollingwood Apartments (# of units)        282            279           99%            282           280           99%

===============================================================================


    Same Center Occupancy
(Quarter to Quarter Comparison)                  At March 31, 1996                           At March 31, 1995
                                       -----------------------------------------   ----------------------------------------
             Type                          Size         Leased       Occupancy        Size          Leased      Occupancy
- -------------------------------------  ------------  ------------  -------------   ------------  ------------  ------------
Retail Properties (square feet)         11,223,075    10,605,961        95%         10,203,347    9,600,482         94%
Rollingwood Apartments (# of units)        282           274            97%            282          281             99%

      Same Center Occupancy
       (Rolling 12 Months)                        At March 31, 1996                          At December 31, 1995
                                       -----------------------------------------   ----------------------------------------
             Type                          Size         Leased       Occupancy        Size          Leased      Occupancy
- -------------------------------------  ------------  ------------  -------------   ------------  ------------  ------------
Retail Properties (square feet)         11,223,075    10,605,961        95%         11,031,179    10,538,610       96%
Rollingwood Apartments (# of units)        282           274            97%            282           271           96%

                                                At September 30, 1995                          June 30, 1995
                                      -----------------------------------------   ----------------------------------------
             Type                         Size         Leased       Occupancy        Size          Leased      Occupancy
- ------------------------------------  ------------  ------------  -------------   ------------  ------------  ------------
Retail Properties (square feet)        10,553,745    10,009,447        95%         10,438,581    9,820,887        94%
Rollingwood Apartments (# of units)       282           279            99%            282          280            99%

Federal Realty Investment Trust
Economic Occupancy Analysis
March 31, 1996

================================================================================


    Overall Economic Occupancy
   (Quarter to Quarter Analysis)                       March 31, 1996                            March 31, 1995
                                           ---------------------------------------  ---------------------------------------
                                                            Leases                                   Leases
                                                          Generating    Economic                   Generating     Economic
               Type                           Size          Income      Occupancy       Size         Income      Occupancy
- -------------------------------------      ------------  ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)             12,480,181    11,544,594       93%       11,199,906    10,153,934       91%
Rollingwood Apartments (# of units)            282           274           97%          282           281           99%

   Overall Economic Occupancy
      (Rolling 12 Months)                             March 31, 1996                          December 31, 1995
                                          ---------------------------------------  ---------------------------------------
                                                           Leases                                   Leases
                                                         Generating    Economic                   Generating     Economic
             Type                            Size          Income      Occupancy       Size         Income      Occupancy
- -------------------------------------     ------------  ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)            12,480,181    11,544,594       93%       12,455,447    11,627,243       93%
Rollingwood Apartments (# of units)           282           274           97%          282           271           96%

   Overall Economic Occupancy
      (Rolling 12 Months)                            September 30, 1995                          June 30, 1995
                                          ---------------------------------------  ---------------------------------------
                                                           Leases                                   Leases
                                                         Generating    Economic                   Generating     Economic
             Type                            Size          Income      Occupancy       Size         Income      Occupancy
- -------------------------------------     ------------  ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)            12,031,774    11,009,824       92%       11,725,082    10,641,004       91%
Rollingwood Apartments (# of units)           282           279           99%          282           280           99%

================================================================================

     Overall Economic Occupancy
   (Quarter to Quarter Analysis)                       March 31, 1996                            March 31, 1995
                                           ---------------------------------------  ---------------------------------------
                                                            Leases                                   Leases
                                                          Generating    Economic                   Generating     Economic
               Type                           Size          Income      Occupancy       Size         Income      Occupancy
- -------------------------------------      ------------  ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)             11,223,075    10,413,790       93%       10,203,347    9,441,725        93%
Rollingwood Apartments (# of units)            282           274           97%          282           272           95%

   Overall Economic Occupancy
      (Rolling 12 Months)                            At March 31, 1996                      At December 31, 1995
                                          ---------------------------------------  ---------------------------------------
                                                           Leases                                   Leases
                                                         Generating    Economic                   Generating     Economic
             Type                            Size          Income      Occupancy       Size         Income      Occupancy
- -------------------------------------     ------------  ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)            11,223,075    10,413,790       93%       11,031,179    10,293,222       93%
Rollingwood Apartments (# of units)           282           274           97%          282           271           96%

   Overall Economic Occupancy
      (Rolling 12 Months)                           At September 30 , 1995                     At June 30, 1995
                                          ---------------------------------------  ---------------------------------------
                                                           Leases                                   Leases
                                                         Generating    Economic                   Generating     Economic
             Type                            Size          Income      Occupancy       Size         Income      Occupancy
- -------------------------------------     ------------  ------------  -----------  ------------  ------------  -----------
Retail Properties (square feet)            10,553,745    9,764,246        93%       10,438,581    9,552,765        92%
Rollingwood Apartments (# of units)           282          279            99%          282          280            99%

FEDERAL REALTY INVESTMENT TRUST
REGIONAL OCCUPANCY ANALYSIS
MARCH 31, 1996

==========================================================

                        Total Square        Occupancy
      Region               Footage           03/31/96
- ---------------------  --------------  -------------------
D.C./Baltimore              3,882,089          95%
Philadelphia                2,165,932          96%
New York/New Jersey         1,960,791          98%
Central Virginia            1,170,984          95%
Mid-West                    1,152,139          92%
New England                   900,296          96%
Other                       1,247,950          87%


==========================================================

                        Total Square        Occupancy
      Region               Footage           03/31/96
- ---------------------  --------------  -------------------
D.C./Baltimore
     Anchor                 1,988,702         99%
     Small Shops            1,893,387         90%

Philadelphia
     Anchor                 1,261,184         96%
     Small Shops              904,748         96%

New York/New Jersey
     Anchor                 1,454,053        100%
     Small Shops              506,738         93%

Central Virginia
     Anchor                   534,954        100%
     Small Shops              636,030         90%

Mid-West
     Anchor                   681,195        100%
     Small Shops              470,944         81%

New England
     Anchor                   444,348         96%
     Small Shops              455,948         96%

Other
     Anchor                   624,138         92%
     Small Shops              623,812         82%

Federal Realty Investment Trust
Leasing Activity
March 31, 1996

==========================================================================================================================
COMPARABLE
                                                              Weighted          Average Prior       Average Current
                            Number of         Square       Average Lease          Rent Per             Rent Per
   Rolling 12 Months      Leases Signed        Feet         Term (Years)         Square Foot          Square Foot
- -----------------------  ---------------  --------------  ---------------  ----------------------  ------------------
    1st Quarter 1996            61               259,925              7.0                  $13.28              $14.88
    4th Quarter 1995           101               536,433              7.9                   11.08               13.51
    3rd Quarter 1995            69               226,759              5.8                   14.05               14.24
    2nd Quarter 1995            96               313,386              8.6                   13.61               17.56
         Total                 327             1,336,503              7.3                  $12.60              $14.85

COMPARABLE                                                          Estimated
                                                  Percentage         Tenant
                              Annualized           Increase        Improvement
   Rolling 12 Months       Increase in Rent    over Prior Rent        Costs
- -----------------------  -------------------  -----------------  ---------------
    1st Quarter 1996                $416,047                12%       $1,010,000
    4th Quarter 1995               1,307,636                22%        3,482,000
    3rd Quarter 1995                  41,961                 1%          865,000
    2nd Quarter 1995               1,239,862                29%        3,892,000
         Total                    $3,005,506                18%       $9,249,000


NON-COMPARABLE                                               Weighted                                                Estimated
                                                             Average                              Annualized          Tenant
                            Number of         Square          Lease           Average Rent          Current         Improvement
   Rolling 12 Months      Leases Signed        Feet        Term (Years)      Per Square Foot         Rent              Costs
- -----------------------  ---------------  --------------  ---------------  -------------------  --------------  -------------------
    1st Quarter 1996             6                69,840             12.5               $12.54        $875,799             $350,000
    4th Quarter 1995             8                61,598             13.3                16.81       1,035,659              250,000
    3rd Quarter 1995             4                26,089              9.7                13.76         358,961                    0
    2nd Quarter 1995             8                60,731              9.4                23.26       1,412,465            1,433,000
         Total                  26               218,258             11.3               $16.87      $3,682,884           $2,034,000

NEWS
RELEASE                          FEDERAL REALTY INVESTMENT TRUST
                                 4800 Hampden Lane, Suite 500
                                 Bethesda, Maryland 20814  301/652-3360
- --------------------------------------------------------------------------------
 FOR IMMEDIATE RELEASE           For further information contact:
 NYSE SYMBOL-FRT


                                         Mary Jane Morrow
                                         Senior Vice President
                                         Finance & Treasurer
                                         (301) 961-9321


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                             FIRST QUARTER RESULTS

Bethesda, Maryland
May 14, 1996

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the first quarter of 1996 increased 2% to $15.0 million from $14.6 million in the first quarter of 1995. On a per share basis, funds from operations were $.46 per share in both the first quarter of 1996 and 1995.

     A comparison of property operations for the first quarter of 1996 versus the first quarter of 1995 shows the following:

o Rental income increased 18% to $40.7 million in 1996 from $34.4 million in 1995. When adjusted for properties acquired during these years, rental income increased 7% to $36.8 million in 1996 from $34.3 million in 1995.

o During the first quarter of 1996, the Trust signed leases for a total 330,000 square feet. On a same space basis, the Trust re-leased 260,000 square feet at an average increase in rent per square foot of 12%. The weighted average rent on these leases was $14.88 per square foot compared to the previous average rent per square foot for the same spaces of $13.28.

o Same center occupancy stood at 95% leased at March 31, 1996 as compared to 94% at March 31, 1995. The overall portfolio was 95% leased at March 31, 1996 versus 94% leased at March 31, 1995.

     Commenting on the quarter, Steven J. Guttman, President and Chief Executive Officer stated, "Rental income growth was strong in the first quarter. In addition to the positive contributions from property acquisitions, the Trust continues to benefit from recent redevelopment and re-tenanting programs and its ability to achieve higher rental rates as leases roll over. Despite the weak retail environment, demand for our retail space remains strong, as evidenced by our ability to maintain an occupancy level of 95%. However, these positive results were offset by higher operating expenses. The harsh winter of 1996 resulted in significantly higher operating expenses versus the first quarter last year when the winter was particularly mild. As a result, FFO per share was unchanged from the first quarter last year."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 73 retail properties, principally shopping centers, located in the Northeast and Mid-Atlantic corridor as well as the Chicago metropolitan area.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 28 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol: FRT.

                                      ###

                             FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)

                                                          Three Months Ended
                                                               March 31,
                                                     ----------------------------
OPERATING RESULTS                                     1996                   1995
- -----------------                                    -----                  -----
Revenues
  Rental income                                    $40,747                $34,407
  Interest                                             863                  1,006
  Other income                                       2,162                  1,514
                                                     -----                  -----
                                                    43,772                 36,927
Expenses
  Rental                                            11,793                  7,955
  Real estate taxes                                  3,924                  3,397
  Interest                                          11,149                  9,157
  Administrative                                     1,686                  1,427
  Depreciation and amortization                      9,332                  8,369
                                                    ------                 ------
                                                    37,884                 30,305
                                                    ------                 ------
Operating income before investors'
  share of operations                                5,888                  6,622

   Investor's share of operations                      138                      1
                                                    ------                 ------

Net income                                          $6,026                 $6,623
                                                    ======                 ======

Earnings per share                                 $   .19                $   .21
                                                   =======                =======

Funds from operations
  Net income                                       $ 6,026                 $6,623
  Add:  depreciation and amortization
        of real estate assets                        8,342                  7,404
  Add:  amortization of initial direct
        costs of leases                                593                    597
                                                   -------                -------
Funds from operations                              $14,961                $14,624
                                                   =======                =======
Funds from operations per share                    $   .46                 $  .46
                                                   =======                 ======

Weighted average shares outstanding                 32,265                 31,658

- ----------------------------------------------------------------------------------------

                                                  March 31,               December 31,
BALANCE SHEET                                       1996                     1995
- -------------                                     --------                -----------
Assets
  Real estate, at cost                          $1,024,712             $1,009,682
  Mortgage notes receivable                         14,077                 13,561
  Cash and investments                               8,737                 10,782
Total assets                                       892,428                886,154

Liabilities and Shareholders' Equity
  Obligations under capital leases                 131,537                131,829
  Mortgages payable                                 90,171                 90,488
  Notes payable                                     66,347                 49,980
  Senior Notes                                     165,000                165,000
  5 1/4% Convertible subordinated
      debentures                                    75,289                 75,289
Shareholders Equity                                321,826                327,468

                               GLOSSARY OF TERMS



AVERAGE OCCUPANCY COSTS: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

ECONOMIC OCCUPANCY: The square footage generating rental income expressed as a percentage of its total rentable square feet.

LEASES SIGNED - COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED - NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

LEASES SIGNED - PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.